woundmanagement technologies, inc.

Advanced Biotech Products & eHealth Technology Solutions

OTCBB: WNDM

RAPIDLY GROWING PROVIDER OF SPECIALTY MEDICAL PRODUCTS, ADVANCED BIOTECHNOLOGY SOLUTIONS AND eHEALTH TECHNOLOGIES; LEADING LICENSOR, PROVIDER AND DISTRIBUTOR OF WOUND CARE PRODUCTS TO HEALTHCARE PROVIDERS AND A VAST SECONDARY CONSUMER MARKET.

Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1955, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

Executive Overview

Wound Management Technology, Inc. (WNDM) is a rapidly growing provider of advanced biotechnology products and eHealth technology solutions.

- WNDM is dually quoted on the OTCBB and Pink Sheets

Market capitalization:	@ $39.52M
Shares Outstanding:	32,937,310
Shareholders :	2,048
Recent Price:	$1.20
2009 Trading Range:	$1.10 - $4.35

- Has 4 subsidiaries to conduct its business

Executive Overview (2)

- **Primary focus**: Licensing and distribution of proprietary biotech products in the US and internationally
- **Products:**
  - CellerateRX®, a patented activated form of collagen, that is a disruptive technology in the $3.2B worldwide advanced wound care market.
    - The only collagen on the market that provides the inherent active properties of collagen to the body immediately
  - Recent Biotech acquisitions include IP for:
    - resorbable bone wax and a delivery system for bone void fillers for the $10B worldwide orthopedic biomaterials market
    - technologies for topical pain management for shingles

Executive Overview (3)

- **New Diversification / Secondary Focus:** Secure eHealth and its secure messaging and notification tools will revolutionize secure healthcare communications
- **Financial Strategy**: WNDM is expanding its product offerings to leverage its growing sales channels of domestic independent representatives and distributors and its International distribution partners.
  - We anticipate a turn to positive cash flow by the 2Q 2010.

Sales Estimates


Thousands
12,000
10,000
8,000
6,000
4,000
2,000
0
-2,000
11,800
5,000
7,080
540
3,450
5,080
383
2,000
-690
Gross Sales
Gross Profit
Net Income
2009 Projected
2010 Projected
2011 Projected

	2009 Projected	2010 Projected	2011 Projected
Net Income	-690,000	2,000,000	5,080,000
Gross Profit	383,400	3,450,000	7,080,000
Gross Sales	540,000	5,000,000	11,800,000

Numbers represent managements expectations based on current events.

Growth is based on success in new rep channels; international markets, and expanded product offerings.

Core Revenue Stream - CellerateRX©

- Sold through WCI, a wholly-owned subsidiary
- Products are in the $3.2 B worldwide Advanced Wound Care market segment
- CellerateRX is the only Activated Collagen on the market
- WCI has the exclusive medical marketing rights to CellerateRX medical products for the life of the patent (13 more years)
- WCI's products have a greater than 60% profit margin


GEL
Cellerate RX
ACTIVATED COLLAGEN
GEL
Cellerate RX
ACTIVATED COLLAGEN

New Products in Development

- New formula with CellerateRX© plus other ingredients to target shingles pain reduction
  - Target date late 2010, early 2011
- Bone Wax and Bone Growth Stimulators
  - Process underway to file 510(k)s. Time to market = 6-7 months
    - A resorbable orthopedic hemostat (resorbable bone wax) used to stop blood flow.
    - A delivery system for osteogenic / osteoinductive orthopedic products (bone void fillers). The market potential for bone void fillers has been estimated at $1.4 billion
  - Protected by a US Patent issued in July 2006. The patent was acquired by the Company.

Biotech Sales & Marketing Channels, New Domestic Relationships

- **IMCO** - a major global healthcare products distributor added to WCI's distributors (over 900 field sales reps)
- **Med Pro Associates** - sales to long term care facilities and other healthcare segments
  - Training of first group in 4Q 2009
- **HIRA**, the Health Industry Representatives Association, comprised of over 200 of the most experienced independent rep groups nationwide
  - Initial 20 representative members were trained 1/15/2010
  - Sales to wound care centers, physician offices and other healthcare segments

Market Segment Penetration

- MedP — Long Term Care Facilities
- HIRA — Physicians
- HIRA — Podiatrists
- HIRA — Wound Care Centers
- HIRA — Hospitals (including the VA)
- Hospice
- Home Health Agencies
- Diabetes Specific *
- Consumers

WCI sells in all areas in addition to identified representatives.

Contracted Medical Supply Companies and Distributors sell to all channels.

Sales model includes sales to distributors, providers or facilities and direct to consumers.

* New Diabetic specific website in development

Sales & Marketing Channels, Recent International Events

- **Pharma Technology International** Joint Venture to market, distribute and sell the CellerateRX products in 20 countries in Middle East and Northern Africa.
  - Initial order for Lebanon received in January 2010
  - More orders in process (Saudi Arabia, others)
- Agreement with **Biocure S.r.l.** of Milan, Italy to distribute CellerateRX in the European Union.
  - CE mark procurement underway. Expected in 2Q 2010.
- Current partner business negotiations with product registrations underway for Mexico and Columbia.
- Business partner negotiation underway in Costa Rica, South Africa, Taiwan, the Philippines, and Canada

Corporate Expansion, eHealth Technology Acquired

"Securing Healthcare One Step at a Time"

- HIPAA/AARA compliant, secure and intelligent communications for healthcare entities to collaborate in a safe environment
- Products include:
  - "envoiiHC" a revolutionary communications agent to:
    - Notify of a secure message (or test result, lab communication, etc.)
    - Secure links to images, documents, any digital object
  - "securesuiteHC", a secure communications platform, to securely store, share and collaborate
    - Advanced end-to-end data encryption and encrypted file vault
    - Initiator controls who can view, print, edit communications, including the ability to delete them at any moment
- **www.SecureeHealth.com**

Wound Care Innovations LLC

- The patented Activated Collagen found in CellerateRX® products is ideally prepared for immediate use by the body, and kick starts critical wound healing processes in the wound bed immediately.
- These products are FDA cleared for the following indications:
  - pressure ulcers (Stages I-IV)
  - surgical wounds
  - venous stasis ulcers
  - traumatic wounds
  - diabetic ulcers
  - first & second degree burns
  - ulcers resulting from arterial insufficiency
  - superficial wounds



GEL
CellerateRX
ACTIVATED COLLAGEN (CRX)
www.celleraterx.com
GEL
CellerateRX
ACTIVATED COLLAGEN (CRX)

- Collagen has been proven to trigger every critical process involved in the body's healing of wounds and help establish balance in the wound bed.
- 7 Patents

CellerateRX: More Information about some Indications

- Pressure Ulcers (Stages I-IV) are prevalent in up to 28% of people in long term care facilities and home health
- Diabetic Ulcers. Estimates continue to rise, currently it is predicted that over 7.1% of the world population will have diabetes by 2025. Every 30 seconds someone in the world loses a limb due to a non-healing diabetic ulcer.
  - In the US alone, 82,000 amputations each year are attributed to diabetes at a cost of $11.5B and a 3 year patient survival rate of 50%.
- Superficial wounds, such as skin tears, respond quickly to CellerateRX

Why CellerateRX®

- Activated Collagen is a disruptive technology, enabling products which:
  - Out perform other collagen products;
  - Deliver unparalleled, comprehensive results as an active dressing capable of supporting natural debridement, managing infection, and controlling drainage while actively stimulating the body's healing processes;
  - Have unprecedented range of use in every wound phase and state;
  - Are peerless in simplicity of use and application as an advanced therapy;
  - Significantly reduce the costs of wound care therapies;
  - Are safe, biocompatible and biodegradable;
  - Can be used with all other current wound care therapies and can increase the efficacy of many other, expensive advanced therapies.

Marketing - CellerateRX

Our immediate market is the multi-billion dollar wound care market. Primary buyers include physicians, clinics, wound care centers, hospitals, homecare, long term care, hospice and DME.

- FDA cleared for marketing for most wound types
- Products have HCPC codes for Medicare Reimbursement
- WCI developed all product packaging, marketing materials, and utilization documentation for CellerateRX® Gel and Powder
- Evidence based studies and other clinical peer reviewed publications for CellerateRX®

Market Subset: Diabetic Ulcers – a Global Concern

- The diabetic care market is a major focus due to prevalence of diabetic ulcers. The global diabetic community is expecting to rise from 189 million in 2003 to 324 million by 2025.
  - 5.9% of the population has diabetes today – this is growing. There are in excess of 11.3 million diabetic ulcers each year.

Wound Care Market Projections

United Statement Market

U.S. market for advanced wound care technologies is estimated to grow at an average annual growth rate of 12.3% over the next 5 years to reach over $4.6 billion.



Source: BCC Research 2007

Middle East Statement Market

Saudi Arabia, a country of over 12 million people, is a rapidly developing country where there has been a significant increase in the prevalence of diabetes mellitus.



Source: World Health Organization

Europe Statement Market

Europe's €900-million wound-care market is forecasted to reach an annual compound growth rate of 12.4% during the next five years.



Source: Frost & Sullivan

Other Targeted Markets:

- CHINA - ASIA - MIDDLE EAST - AFRICA - SOUTH AMERICA - MEXICO AND CENTRAL AMERICA

Executive Team

➢ Wound Management Technologies is led by a seasoned team of healthcare and business professionals.

Scott Haire, Chairman, CEO	Gilbert Valdez - Director:
Deborah Jenkins Hutchinson, President	Steven Evans - Director
Lucy Singleton, CAO	Robert Gross - Director
Cathy Bradshaw, President of WCI	Thomas Kirchhofer - Director
Dr. Larry Baratta, MD, PhD, VP of Medical Affairs, WCI	Araldo Cossutta - Director
Barry Constantine, Director of FDA Approvals	For more information visit: www.CellerateRX.com www.WMgTech.com
Robert Tapales, President, Secure eHealth	

Corporate Resources

The Company has very strong partners that will enable them to significantly expand the business as opportunities present themselves.

- **CPA (GAP)**

  Evans ,Miller, Warriner and Company, PLLC (Barbourville, KY)
- **CPA (Audits)**

  Pritchett, Siler, and Hardy, P.C. (Salt Lake City, UT)
- **Legal Counsel**

  Jackson Walker LLP, Richard Dahlson (Dallas, TX)
- **Banking**

  BB&T (Lexington, KY)

  BB&T (Wheeling, WV)
- **Financial**

  Miller Tabak + Co. LLC – investment banking services

  Richard Turi - Openshaw & Company President: Possess over 27 years Corporate Finance and Investment Banking focusing on small and mid-cap companies

wound management technologies, inc.

Biotech Products & Healthcare Technology Solutions

777 Main Street, Suite 3100
Fort Worth, Texas 76102

1-817-820-7080	Corporate
1-817-820-7076	Deborah Jenkins Hutchinson (direct)
	djenkins@wmgtech.com
1-954-315-9242	Wound Care Innovations, LLC
	790 E. Broward Blvd, Suite 400
	Ft. Lauderdale, FL 33301

www.WMgTech.com
www.CellerateRX.com
www.SecureeHealth.com